Exhibit 10.21

CONTRACT FOR PURCHASE AND SALE

OF VACANT LAND

THIS CONTRACT FOR PURCHASE AND SALE OF VACANT LAND (the “Contract”) is made and entered into as of March 1, 2013 by and between High Pointe, Inc., a Colorado corporation (“Seller”) and Century Communities Colorado, LLC, a Colorado Limited Liability Company and/or its subsidiaries and assigns (“Buyer”).

R E C I T A L S

A. Seller owns and/or has the right to purchase certain real property set forth on Exhibit A attached hereto and made a part hereof (the “Property”).

B. Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller, in accordance with the terms and conditions contained in this Contract.

A G R E E M E N T

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Contract, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Parties, Buyer and Seller hereby agree as follows:

1.	PURCHASE AND SALE.

Subject to the terms and conditions set forth herein, Seller hereby agrees to sell and convey the Property to Buyer, and Buyer hereby agrees to acquire and purchase the Property from Seller. As used herein, “Property” shall include the real property described in Recital A above, together with all of Seller’s right, title and interest, if any, in and to all entitlements, easements, rights to adjacent streets, alleys and rights of way and related common area appurtenant to the Property. Refundable utility deposits, if any, are specifically excluded from this transfer. The deed to be delivered by Seller to Buyer at Closing shall contain the appropriate legal description of the Property.

2.	PURCHASE PRICE AND EARNEST MONEY DEPOSIT.

a. The purchase price for the Property shall be as set forth on Exhibit A (the “Purchase Price”).

b. Buyer shall not be required to deposit with Seller an Earnest Money Deposit.

3.	TITLE.

a. Seller represents and warrants to Buyer that at the Closing, Seller will have, and will convey to Buyer, good and marketable fee simple title to the Property subject to matters of record and matters shown on an accurate survey and building and zoning regulations.

4.	INSPECTION AND APPROVALS.

a. Buyer represents and warrants to Seller that it is an experienced buyer of real property such as the Property and that it has conducted such reviews, tests, studies and investigations (collectively, “Due Diligence”) it deems necessary in connection with its purchase of the Property. Furthermore, Buyer and Seller agree that, except for representations and warranties specifically set forth herein, Buyer is purchasing the Property “as-is”, “where-is” and based solely upon the results of the Due Diligence.

5.	NOTICE AND RIGHT TO CURE.

Each party shall be entitled to written notice of any default (other than the failure to pay money for which a ten (10) day notice shall be given) and shall have thirty (30) days from receipt of such notice to cure such default prior to the exercise of any remedy provided herein. Seller agrees to cooperate with Buyer in any and all attempts by Buyer to cure any default within the default cure period.

6.	CLOSING.

a. Buyer and Seller shall consummate the acquisition of the Property in one transaction upon Seller’s notice to Buyer one day prior to Seller’s determination of the closing date but in no event no later than May 30, 2013 (“Closing”).

b. At the Closing, Seller shall deliver to Buyer a bargain and sale deed conveying the Property and such other documents as may be required to consummate the transaction according to the legal description as approved by Buyer and possession of the Property.

c. At the Closing, Buyer shall deliver to Seller the Purchase Price for the Property.

d. Ad valorem taxes and any Metropolitan District Assessments and Mill Levy for the then-current year shall not be prorated at the Closing, effective as of the date of Closing. All prior year taxes, if any, shall be the responsibility of Buyer.

e. Buyer specifically waives the requirement of title insurance. However, Seller may cause Buyer to be named as an additional insured on any existing title insurance policy of Seller.

f. Buyer shall have the right, but not the obligation, to waive the failure of any condition and/or contingency for its benefit. Buyer shall have the right to terminate this Contract by written notice to Seller if, in Buyer’s reasonable determination, any condition precedent to Buyer’s obligation to consummate this transaction has become incapable or unlikely of being satisfied by the Closing. In such event, the parties shall have no further obligations or liabilities to the other.

7.	DEFAULT/TERMINATION.

a. If Seller fails to consummate this Contract for any reason except Buyer’s default, Buyer may (i) terminate the Contract, in which event neither party shall have any further obligations one to the other; (ii) enforce specific performance of this Contract as it sole and exclusive remedies.

b. If Buyer fails to consummate this Contract due to Buyer’s default, and Seller have fulfilled all of its obligations pursuant to the Contract, Seller shall have the right to (i) terminate the Contract, in which event neither party shall have any further obligations one to the other; (ii) enforce specific performance of this Contract; or (iii) bring suit for damages against Buyer.

8.	COMMISSION.

Seller and Buyer each hereby warrant and represent to the other that no brokers’, agents’, finders’ fees, commissions, or other similar fees are due or arising in connection with the entering into of this Contract, the sale and purchase of the Property, or the consummation of transactions contemplated herein.

9.	MISCELLANEOUS PROVISIONS.

a. Date of Contract. The term “date of this Contract” or “date hereof” or “effective date of this Contract” or “Effective Date” as used herein shall mean March 1, 2013.

b. Notices. Any notice or communication required or permitted hereunder shall be in writing and deemed to be delivered, whether actually received or not, (i) five (5) days after being deposited in the United States mail, postage fully prepaid, registered or certified mail, (ii) upon delivery if sent by hand delivery or by a nationally recognized overnight courier service; or (iii) if sent by fax, upon written confirmation from the sender’s fax that such transmission was successful, addressed to the intended recipient at the address on the signature page of this Contract. Any address for notice may be changed by prior written notice so given.

c. Interpretation. The parties hereto acknowledge and agree that each has been given the opportunity to independently review this Contract with legal counsel, and/or has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions hereof. The parties have equal bargaining power, and intend the plain meaning of the provisions herein. In the event of an ambiguity in, or dispute regarding, the interpretation of same, the interpretation of this Contract shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. This Contract shall be governed by the law of the State of Colorado in all respects including, but not limited to, validity, interpretation, construction, effect and jurisdiction. If any of the terms, covenants, conditions, obligations, or options created by this Contract shall be unlawful or void for violation of the rule against perpetuities or any analogous statutory provision, or any other statutory or common law rules imposing like or similar time limits, then such provision shall continue only for the period of the life or lives of the current Chief Executive Officer(s) of Buyer plus twenty-one years.

d. Attorneys’ Fees. If either party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover reasonable attorneys’ fees.

e. Integration. This Contract contains the complete agreement between the parties and cannot be varied except by the written agreement of the parties. The parties agree that there are no oral agreements, understandings, representations, or warranties which are not expressly set forth herein. This Contract may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A facsimile signature shall have the same effect as an original signature.

f. Survival. No portion of this Contract, including, without limitation, Seller’s representations and warranties, will survive the Closing of this transaction.

g. Binding Effect. This Contract shall inure to the benefit of and bind the parties hereto and their respective heirs, representatives, successors, and assigns.

h. Assignment. Buyer will have the right to assign this Contract and its rights and obligations hereunder to an affiliate of Buyer or related entity prior to Closing without Seller’s consent.

IN WITNESS WHEREOF, the parties hereto have executed this Contract on the date(s) set forth below.

SELLER:	BUYER:

High Pointe, Inc., a Colorado corporation	Century Communities Colorado, LLC a Colorado limited liability company

BY	BY

Robert J. Francescon	Dale Francescon
PRINT NAME	PRINT NAME

AUTHORIZED SIGNATORY	CO. CEO
TITLE	TITLE

DATE OF EXECUTION	DATE OF EXECUTION

EXHIBIT A

1.	Oak Meadows (see Exhibit A-1 for legal description)	$1,280,000

2.	Salisbury Heights (see Exhibit A-2 for legal description)	$1,890,000

3.	Verona Estates (see Exhibit A-3 for legal description)	$9,275,000

4.	Beacon Pointe (Fil. 4) (see Exhibit A-4 for legal description)	$2,050,000

5.	Beacon Pointe (Fil. 6) (see Exhibit A-5 for legal description)	$1,375,000

6.	Murphy Creek (see Exhibit A-6 for legal description)	$810,000

7.	Outlook (see Exhibit A-7 for legal description)	$1,330,000

8.	Claremont Ranch (see Exhibit A-8 for legal description)	$675,000

9.	Meadows (see Exhibit A-9 for legal description)	$1,240,000

10.	Saddleback Heights (see Exhibit A-10 for legal description)	$960,000

11.	Cambria (see Exhibit A-11 for legal description)	$595,000

	Purchase Price	$21,480,000

EXHIBIT A-1

Oak Meadows

Lots 2 through 4, inclusive, Block 11;

Lots 15 and 16, Block 11;

Lots 18 through 25, inclusive Block 11;

Lots 28 through 30, inclusive, Block 11;

Lots 6 through 29, inclusive, Block 12;

Lots 2 and 5 through 7, inclusive, Block 13;

Lots 9, 10 and 13, Block 13;

Lots 15 through 23, inclusive, Block 13; and

Lots 9 through 16, inclusive, Block 14,

Oak Meadows P.U.D. Filing No. 2,

County of Weld,

State of Colorado.

EXHIBIT A-2

Salisbury Heights

PARCEL 1:

A TRACT OF LAND IN THE NORTHEAST QUARTER OF SECTION 28 TOWNSHIP 6 SOUTH, RANGE 66 WEST OF THE 6TH PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS BEGINNING AT A POINT ON THE SOUTH LINE OF SAID NORTHEAST QUARTER AT ITS INTERSECTION WITH THE WEST LINE OF THE COUNTY ROAD,

THENCE WEST ALONG SAID SOUTH LINE, A DISTANCE OF 1208.60 FEET TO A POINT THAT IS 650.00 FEET EAST OF THE SOUTHWEST CORNER OF SAID NORTHEAST QUARTER.

THENCE NORTH ON AN ANGLE OF 89 DEGREES 37 MINUTES 20 SECONDS, A DISTANCE OF 360.50 FEET;

THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 1208.60 TO THE WEST LINE OF THE COUNTY ROAD.

THENCE SOUTH ALONG SAID WEST LINE, A DISTANCE OF 360.50 FEET TO THE POINT OF BEGINNING,

COUNTY OF DOUGLAS, STATE OF COLORADO.

PARCEL 2:

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF SECTION 28, TOWNSHIP 6 SOUTH. RANGE 66 WEST OF THE 6TH PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS BEGINNING AT THE CENTER QUARTER CORNER OF SAID SECTION 28. THENCE NORTHERLY ALONG THE WEST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 28, A DISTANCE OF 901.25 FEET. THENCE EASTERLY PARALLEL WITH THE SOUTH LINE OF SAID NORTHEAST QUARTER A DISTANCE OF 647.92 FEET TO A POINT THAT IS 1203.60 FEET WEST OF THE WEST LINE OF THE COUNTY ROAD, THENCE SOUTHERLY ON AN ANGLE TO THE RIGHT OF 89 DEGREES 37 MINUTES 20 SECONDS A DISTANCE OF 901.25 FEET TO A POINT ON THE SOUTH LINE OF SAID NORTHEAST QUARTER, SAID POINT BEING 660.00 FEET EAST OF THE SOUTHWEST CORNER OF SAID NORTHEAST QUARTER THENCE WESTERLY ALONG SAID SOUTH LINE. A DISTANCE OF 660.00 FEET TO THE POINT OF BEGINNING, COUNTY OF DOUGLAS, STATE OF COLORADO

PARCEL 3:

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF SECTION 28, TOWNSHIP 6 SOUTH RANGE 66 WEST OF THE 6TH PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF THE COUNTY ROAD THAT IS 360.50 FEET NORTH OF THE INTERSECTION OF THE SOUTH LINE OF SAID NORTHEAST QUARTER AND THE WEST LINE OF SAID COUNTY ROAD, SAID POINT BEING THE NORTHEAST CORNER OF TRACT DESCRIBED IN BOOK 192 AT PAGE 349; THENCE WESTERLY PARALLEL WITH THE SOUTH LINE OF SAID NORTHEAST QUARTER AND ALONG THE NORTH LINE OF TRACT DESCRIBED IN BOOK 192 AT PAGE 349 A DISTANCE OF 1208.60 FEET; THENCE NORTHERLY ON AN ANGLE TO THE RIGHT OF 59 DEGREES 37 MINUTES 20 SECONDS A DISTANCE OF 540.75 FEET; THENCE EASTERLY PARALLEL WITH THE SOUTH LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 1208.60 FEET TO THE WEST LINE OF THE COUNTY ROAD, THENCE SOUTHERLY ALONG SAID WEST LINE A DISTANCE OF 540.75 FEET TO THE POINT OF BEGINNING, COUNTY OF DOUGLAS, STATE OF COLORADO

EXHIBIT A-3

Verona Estates

Lots 1-13, inclusive, block 1;

Lots 1-19, inclusive, block 2;

Lots 1-33, inclusive, block 3;

Lots 1-8, inclusive, block 4; and

Tracts A-V, inclusive.

Verona Estates Filing No. 1 Final Plat,

City of Centennial, Arapahoe County, State of Colorado

recorded in Arapahoe County Clerk and Recorder’s Office at reception number 00040276.

EXHIBIT A-4

Beacon Point Fil. 4

Lots 1 through 82, inclusive, Block 1;

Beacon Point Subdivision Filing No. 4,

City of Aurora,

County of Arapahoe,

State of Colorado.

EXHIBIT A-5

Beacon Point Fil. 6

Lots 83 through 174, inclusive, Block 1;

Beacon Point Subdivision Filing No. 4,

City of Aurora,

County of Arapahoe,

State of Colorado.

EXHIBIT A-6

Murphy Creek

Lots 1 through 10, inclusive, 14 through 17 inclusive, Block 2;

Lots 15 through 18 inclusive, and 22, Block 3;

Lots 1 through 4 inclusive, 21, 22, 31 and 32, Block 4;

Murphy Creek Subdivision Filing No. 10,

City of Aurora,

County of Arapahoe,

State of Colorado.

EXHIBIT A-7

Outlook

LOTS 3-7, 9, 10 AND 12-15, BLOCK 1, LOTS 1-3 AND 15, BLOCK 10, LOTS 8, 9 AND 11, BLOCK 11, LOTS 1-4 AND 6-21, BLOCK 12, THE VILLAGE, COUNTY OF ADAMS, STATE OF COLORADO.

EXHIBIT A-8

Claremont Ranch

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 7,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 8,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 9,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 10,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 11,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 12,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 13,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 14,

LOTS 1 THROUGH 5, INCLUSIVE, BLOCK 22,

CLAREMONT RANCH FILING NO. 5B, AMENDED,

COUNTY OF EL PASO, STATE OF COLORADO.

EXHIBIT A-9

Meadows

Lots 1A through 11A, Block 16;

Lots 12A through 18A, Block 19;

Lots 1A through 17A, Block 20; and

Lots 10A through 41A, Block 21.

The Meadows Filing No. 18 First Amendment, County of Douglas, State of Colorado.

EXHIBIT A-10

Saddleback Heights

PARCEL A:

Lots 1, 7, 8, 10, 12, 13, 14, 15, 21, 22, 23, 25, 26, 27, 28, 29, 32, 33, 34, 35, 36, 37 and 38, SADDLEBACK HEIGHTS,

County of Weld, state of Colorado

PARCEL B:

Lot 17, SADDLEBACK HEIGHTS,

County of Weld, State of Colorado

END OF LEGAL DESCRIPTION

EXHIBIT A-11

Cambria

LOTS 24 THROUGH 32, LOT 48, LOTS 52 THROUGH 55 AND LOTS 78 THROUGH 80 OF “ANN & COMMERCE” ON FILE IN BOOK 129, PAGE 67 OF PLATS IN THE OFFICE OF THE CLARK COUNTY, NEVADA RECORDER’S OFFICE, LYING WITHIN THE NORTHEAST QUARTER (NE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 34, TOWNSHIP 19 SOUTH, RANGE 61 EAST, M.D.M.